Exhibit 99.1

INVESTOR PRESENTATION DECEMBER 2025 www.envoymedical.com NASDAQ: COCH Hear for Life

FORWARD LOOKING STATEMENTS

ENVOY MEDICAL

This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-Looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the expectations of Envoy Medical concerning the outlook for its business, productivity, plans and goals for future operational improvements and capital investments; the timing and results of IRB approvals, site documents, logistics or activations, enrollments, follow-up visits, data, and clinical trials of the Acclaim CI, and the participation or any changes in participation of any subjects, institutions or healthcare professionals in such trials; the Acclaim CI being the first to market fully implanted cochlear implant; the safety, performance, and market acceptance of the Acclaim CI; future market conditions or economic performance and developments in the capital and credit markets; the effect of proposed legislation on Medicare and insurance reimbursement for the Esteem device and the impact of any such change to reimbursement policy on the business and financial results of Envoy Medical, and any information concerning possible or assumed future operations of Envoy Medical. The forward-looking statements contained in this Presentation reflect Envoy Medical’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Envoy Medical does not guarantee that the events described will happen as described (or that they will happen at all). These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to changes in the market price of shares of Envoy Medical’s Class A Common Stock; changes in or removal of Envoy Medical’s shares inclusion in any index; Envoy Medical’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; unpredictability in the medical device industry, the regulatory process to approve medical devices, and the clinical development process of Envoy Medical products; competition in the medical device industry, and the failure to introduce new products and services in a timely manner or at competitive prices to compete successfully against competitors; disruptions in relationships with Envoy Medical’s suppliers, or disruptions in Envoy Medical’s own production capabilities for some of the key components and materials of its products; changes in the need for capital and the availability of financing and capital to fund these needs; changes in interest rates or rates of inflation; legal, regulatory and other proceedings could be costly and time-consuming to defend; changes in applicable laws or regulations, or the application thereof on Envoy Medical; a loss of any of Envoy Medical’s key intellectual property rights or failure to adequately protect intellectual property rights; the effects of catastrophic events, including war, terrorism and other international conflicts; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Annual Report on Form 10-K filed by Envoy Medical on March 31, 2025, and in other reports Envoy Medical files, with the SEC. If any of these risks materialize or Envoy Medical’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Envoy Medical’s good faith beliefs, they are not guarantees of future performance. Envoy Medical disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Envoy Medical.

No representations or warranties expressed or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publication and sources as well as from research reports prepared for other purposes. Envoy Medical has not independently verified the data contained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to constitute its contents, or any prior or subsequent communications from or with Envoy or its representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Envoy Medical. Recipients of this Presentation should each make their own evaluation of Envoy Medical and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Market, ranking and industry data used throughout this Presentation, including statements regarding market size, are based on industry sources and the good faith estimates of Envoy’s management. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While Envoy Medical is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Envoy Medical Corporation” in its Form 10-K filed on March 31, 2025 with the SEC.

Investments in any securities described herein have not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

No Offer or Solicitation: This Presentation is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Additional Information and Where to Find It: On March 31, 2025 Envoy Medical filed its Form 10-K containing significant information about the business, financial condition of Envoy. This Presentation is not a substitute for the information contained in the Report. Investors and security holders are urged to read the Report to gain additional information regarding Envoy. Copies of the Report and other documents filed by Envoy, including under its prior name of Anzu Special Acquisition Corp I, with the SEC may be obtained, once available, free of charge at the SEC’s website at www.sec.gov.

Risk factors: For a description of the risks relating to the business of Envoy Medical, please see the section “Risk Factors” in the Form 10-K.

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INVESTMENT HIGHLIGHTS

- ✓ **Hearing health company positioned to transform the multi-billion-dollar cochlear implant (CI) market** with the first fully-implanted cochlear implant
- ✓ **Acclaim® CI candidate in late-stage development:** Pivotal trial enrollment anticipated to complete in Q1 2026 (FDA approved trial advancement after first stage)
- ✓ **Estimated $84 billion TAM in the U.S.** given the 2.8 million people suffering with severe or profound hearing loss
- ✓ **Significant differentiation:** No visible hardware on the patient's head, ear canal used to pick up sound, proprietary sensor, approximately five days between recharge, more conducive to life (no nighttime removal/wear in shower or pool/may use ear buds)
- ✓ **Validated technology:** Acclaim® CI leverages the sensor technology used in Envoy's FDA-approved Esteem® hearing device
- ✓ **Mature and Concentrated Market:** Three dominant CI manufacturers; Envoy expects to enter market with a first-of-its-kind differentiated solution
- ✓ **Multiple expected milestones** throughout clinical trial with FDA approval anticipated in approximately 24 months (end of 2027)

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CAUTION — Investigational device. Limited by Federal (or United States) law to investigational use.

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SIGNIFICANT MARKET OPPORTUNITY

ENVOY MEDICAL

- **An estimated ~2.8M** U.S. adults are candidates for cochlear implants[1]
  - **Only about 5% of adults who could benefit from a CI have have gotten one[2]**
  - **95% of the adult CI market remains untapped.**
- **If approved, Acclaim® CI pricing is anticipated to be ~$30k**, a premium to the ~$25k price for current cochlear implants in the U.S.[3]

U.S. TAM ~$84B

Untapped potential of U.S. cochlear implant market continues to grow[1, 2, 3]

- **Approximately 30%** of adult patient elect to have both ears implanted[3]
- **Cochlear Implant market expected to grow** through aging population, expanding candidacy, and increasing awareness

1. Goman, Adele M., and Frank R. Lin. "Prevalence of hearing loss by severity in the United States." American journal of public health 106.10 (2016): 1820-1822.; Goman, Adele M., Nicholas S. Reed, and Frank R. Lin. "Addressing estimated hearing loss in adults in 2060." JAMA Otolaryngology–Head & Neck Surgery 143.7 (2017): 733-734
2. Sorkin, D. L. (2013). Cochlear implantation in the world's largest medical device market: Utilization and awareness of cochlear implants in the United States. *Cochlear Implants International*, *14*(sup1), S12–S4. https://doi.org/10.1179/1467010013Z.00000000076
3. Nassiri AM, Sorkin DL, Carlson ML. Current Estimates of Cochlear Implant Utilization in the United States. Otol Neurotol. 2022 Jun 1;43(5):e558-e562. doi: 10.1097/MAO.0000000000003513. Epub 2022 Mar 8. PMID: 35261379.

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Nasdaq: COCH 6 LARGE & GROWING NEED • 14% of all Americans have clinically - relevant hearing loss with it becoming more common with age – nearly one - fourth of Americans over the age of sixty and two - thirds of Americans over the age of seventy. 1 • Hearing loss is the third most common chronic physical health condition among adults in U.S., after high blood pressure and arthritis. Hearing loss is more prevalent than diabetes or cancer. 2 • The number of Americans with hearing loss is anticipated to skyrocket from 44 million 2020 to over 73 million by 2060. The majority of these individuals, 62.4 million, will be adults aged sixty or older. 3 • Severe to profound hearing loss has been estimated to cost society approximately $297,000 per affected person over their lifetime. 4 • Detrimental effects of hearing loss include increased risk of dementia (greatest modifiable risk factor), increased risk of falls (especially those requiring hospital stay), social isolation, depression , higher healthcare spending, reduced income potential, and relationship strain. 5, 6, 7, 8, 9 1. Goman A, Lin F. Prevalence of Hearing Loss by Severity in the United States. Am J Public Health. 2016;106(10):1820 - 1822. doi : 10.2105/AJPH.2016.303299. Epub 2016 Aug 23. PMID: 27552261; PMCID: PMC5024365. 2. CDC citing Blackwell DL, Lucas JW, Clarke TC. Summary health statistics for US adults: National Health Interview Survey, 20 12. Vital Health Stat 10. 2014;260:1 - 161. 3. Goman AM, Reed NS, Lin FR. Addressing Estimated Hearing Loss in Adults in 2060. JAMA Otolaryngol Neck Surg. 2017;143(7):733 - 734. doi:10.1001/jamaoto.2016.4642 4. Mohr PE, Feldman JJ, Dunbar JL, McConkey - Robbins A, Niparko JK, Rittenhouse RK, Skinner MW. The societal costs of severe to profound hearing loss in the United States. Int J Technol Ass es s Health Care. 2000 Autumn;16(4):1120 - 35. doi : 10.1017/s0266462300103162. PMID: 11155832. 5. Livingston G, Huntley J, Sommerlad A, et al. Dementia prevention, intervention, and care: 2020 report of the Lancet Commission. Lancet. 2020 Aug 8;396(10248):41 3 - 446. doi : 10.1016/S0140 - 6736(20)30367 - 6. Epub 2020 Jul 30. PMID: 32738937; PMCID: PMC7392084. 6. Mener , D.J., et al. (2013). Hearing Loss & Depression in Older Adults. Journal of American Geriatrics Society, 61(9), 1627 – 1629 7. Emmett, S.D., & Francis, H.W. (2015). The socioeconomic impact of hearing loss. Otolaryngology – Head and Neck Surgery, 152(4), 548 – 55 8. Scarinci, N., Worrall, L., & Hickson, L. (2008). The effect of hearing impairment in older adults on the spouse. International Journal of Audiology, 47(3), 141 – 151 9. Lin, F.R., et al (2011). Hearing Loss and Incident Dementia. Archives of Nuerology , (68(2), 214 - 220.

Nasdaq: COCH Acclaim ® CI Hearing Aids Esteem ® 7 LEVELS OF HEARING LOSS Envoy’s Market Position

Nasdaq: COCH 8 TRADITIONAL COCHLEAR IMPLANTS For illustrative purposes only. Experience and results may vary. Sound processor (External) • Picks up sound through off - ear or behind - the - ear microphone(s) • Processes sound into digital information • Contains battery • Does not use natural hearing pathway (i.e., function of Outer Ear, Ear Canal, Ear Drum, and Middle Ear are bypassed) Implant (Internal) • Receives signal and transmits electrical stimulation to the cochlea through electrode array Cochlea Ear Drum Traditional cochlear implants require bulky external components to provide patient with perception of sound – without external wearable components the device does not work Magnets • Two magnets – one in the sound processor and one in the implant – keep the components aligned Natural Hearing Pathway

EXTERNAL COMPONENTS HAVE DRAWBACKS

ENVOY MEDICAL

- **Visible Hardware:** Noticeable and unsightly display of the wearer's disability; stigma
- **Bedtime Removal:** External devices are taken off at night leaving the user without hearing
- **Removal Before Showering/Activities:** External devices can be damaged if exposed to water or other environmental factors or dislodged
- **Microphone Location:** Sound is picked up through microphones behind-the-ear, not through the ear itself
- **Limits Flexibility:** By not using the ear to pick up sound, users are limited to what other devices they can use
- **Discomfort:** Wearing bulky external components being held on the head with magnets can cause discomfort







Despite drawbacks, existing cochlear implant market generates ~$2B in annual sales*

*Assumes ~77,000 cochlear implant units sold in 2025 at ASP of $25,000. Cochlear Ltd. reported 53,986 cochlear implant units sold in FY25 and is assumed to represent approximately 70% of the market.

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Nasdaq: COCH 10 FULLY IMPLANTED ACCLAIM ® COCHLEAR IMPLANT CAUTION — Investigational device. Limited by Federal (or United States) law to investigational use • Developed to be the first of - its - kind fully implanted cochlear implant • Breakthrough Device Designation (FDA 2019) • Designed to address drawbacks of traditional cochlear implant and increase penetration rate • Acclaim ® CI Differentiation • Fully implanted with no external component required to hear • Leverages the natural outer and middle ear to pick up sound • No external or subdermal microphone • Large capacity battery allowing for several days between charges • Pivotal Clinical Trial in process • FDA Granted IDE for Staged Pivotal Clinical Study • First Stage (10 Patients) fully enrolled, through six - month visits • Second Stage (46 Patients) expect full enrollment in Q1 2026 • Strong Global Patent Portfolio • 40 U.S. & 46 international patents issued, more pending *Note: No external components are required. Rendering is for illustrative purposes only, and may not be indicative of individual characteristics, placement, size, functionality, or use.

Nasdaq: COCH 11 FULLY IMPLANTED ACCLAIM ® COCHLEAR IMPLANT VIDEO TIP : Hover cursor over box for play button to appear under box.

ENVOY MEDICAL

FIRST-OF-ITS-KIND FULLY IMPLANTED COCHLEAR IMPLANT

DISCREET

- No need for externally worn components
- Designed to use the ear to pick up sound

DEPENDABLE

- Designed to allow 24/7 hearing
- For use in many environments and activities

EASE OF USE

- No expensive external sound processors to replace when lost or damaged, battery replaceable
- Recharge every ~5 days vs daily charging
- Replace battery once every ~10 years
- No magnets. Designed to be MRI compatible*



*MRI testing and compatibility not yet determined.

CAUTION — Investigational device. Limited by Federal (or United States) law to investigational use

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ACCLAIM® CI LEVERAGES SENSOR FROM ENVOY'S FIRST FDA-APPOVED IMPLANT

- **Envoy's Esteem®** implant received FDA approval from the U.S. Food and Drug Administration in 2010. It was the first, and remains the only, fully implanted active hearing device to successfully receive FDA approval
- **Implanted in ~1,000 patients** at ~20 sites globally
- **De-risked sensor technology**: Acclaim® CI leverages the sensor technology from the **FDA-approved Esteem® sensor**
- **Esteem® device has massive upside potential with positive changes to reimbursement**
  - Work ongoing to obtain reimbursement for this currently un-reimbursed device due to CMS mis-categorization
    - Active conversations with members of Congress and CMS
    - Request to be classified properly as a hearing prosthetic, not as hearing aid (which it is not)
  - If reimbursed, Esteem® implants could fill gap between hearing aids and cochlear implants that is currently underserved.



ENVOY
Esteem
MODEL 2001
ACCLAIM
ACCLAIM
MODEL 9200
ENVOY

For illustrative purposes only.

CAUTION — Investigational device. Limited by Federal (or United States) law to investigational use

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Nasdaq: COCH 14 THE RACE TO FULLY IMPLANTED CIs X • • • Feasibility Study on Record X x x • Breakthrough Device Designation from U.S. FDA for Fully Implanted Cochlear Implant X ? ? • Investigational Device Exemption (IDE) application approved by FDA to begin Pivotal Clinical Trial in US. x ? ? • Enrollment of Pivotal Clinical Trial underway. x x x x FDA Approval for Commercial Sales in U.S. part of (USA) (Europe) (Australia) SOURCE: Envoy Medical management *. Third party logos and brands are property of their respective owners. Shown for illustrative purposes only

Nasdaq: COCH 15 DURABLE DIFFERENTIATION Envoy Medical believes it has a superior design that will offer significant advantages over the competitive landscape • Cochlear and Med - El have both publicly stated that they are in early studies with their versions of “totally implantable” cochlear implants • Both designs are similar to each other • Neither candidate offers key design attributes of Acclaim • Advanced Bionics does not appear to have a fully implanted cochlear implant program Envoy Medical believes that its IP portfolio and lead time in developing a first - of - its - kind fully implanted CI device provides important competitive barriers

Nasdaq: COCH 16 IMPORTANT DESIGN DIFFERENCES • Cochlear and Med - El use sub - cutaneous microphones. • Envoy Medical uses a piezoelectric middle ear sensor. • Cochlear and Med - El have microphones behind the ear. • Envoy Medical picks up sound through the ear’s natural pathway. • Envoy Medical allows flexibility for other in - ear device use. • Cochlear and Med - El have a smaller capacity battery in the head. • Envoy Medical has larger capacity battery in the chest. • Cochlear and Med - El do not have replaceable battery. • Envoy Medical battery can be replaced independently. • Cochlear and Med - El have a magnet in the head to hold supplemental external sound processor for “external hearing.” • Envoy Medical has no magnets. • Envoy Medical has no supplemental external sound processor and supports a patient’s use of available in - ear consumer electronics. Cochlear Ltd. TICI (Source: Briggs et al, Ear & Hearing 2025) Med - El TICI (Source: The Hearing Review, March 11, 2025) Envoy Medical’s design is different from Cochlear and Med - El in important ways Images for illustrative purposes only.

CONCENTRATED & MATURE COMPETITIVE LANDCAPE

MEDICAL ENVOY

Cochlear®

Market Share: ≈65%

(ASX: COH)
$1.52B Revenue
~$11.59B Market Cap[1]

SOURCE: Cochlear Ltd.

sonova HEAR THE WORLD
ADVANCED BIONICS

Market Share: ≈10%

(SWX: SOON)
$4.36B Revenue
~$19.1B Market Cap

SOURCE: Advanced Bionics

MED-EL

Market Share: ≈15%

Privately Held

COMPANIES	DESCRIPTION	Revenue (USD)[1]	Gross Margin (%)[1]	Market Cap (USD)[1]
Cochlear™	• Leading cochlear implant device manufacturer with around 60% global market share. • Developed markets contribute 80% of group revenue • Main products include cochlear implants, bone-anchored hearing aids, and associated sound processors.	**$1.52B** TTM Total As of 30-May-2025	**75%**	**~$11.59B**
sonova HEAR THE WORLD	• Sonova is among of the world's largest manufacturers and distributors of hearing aids. • The company is based in Switzerland and distributes its products in more than 100 countries. • It also sells cochlear implants through its advanced bionics subsidiary.	**$4.36B** TTM Total As of 30-May-2025	**72%**	**~$19.1B**

NOTE:
1. PitchBook Data, as of May 2025; Market share data shown are estimates based on publicly available information and are subject to change.
*. Third party logos and brands are property of their respective owners. Shown for illustrative purposes only

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Nasdaq: COCH 18 ACCLAIM ® COCHLEAR IMPLANT PIVOTAL TRIAL Pivotal Clinical Trial Evaluating Safety & Efficacy of the Fully Implanted Acclaim® Cochlear Implant (CI) ClinicalTrials.gov ID# NCT06699797 Trial Objective: Ability to safely and effectively treat severe to profound sensorineural hearing loss in adults Trial Sites: 7; Subjects: 56; Reported Progress: 23 Implants Completed as of December 12 th 2025 Anticipated Enrollment Completion (subjects implanted): Q1 2026 Protocol: Acclaim® CI implanted; clinic visits at 1 - , 3 - , and 6 - months, and 1 - yr after device activation Primary Effectiveness Endpoint: Within - subject difference between the CNC Word Score obtained at 12 - months post - activation of Acclaim® and the pre - operative aided score in the ear to be implanted Primary Safety Endpoint: Frequency and severity of device - related and procedure - related adverse events reported through 12 - Months post activation Note: No required comparison to other approved devices or technologies. Patient is their own control. CAUTION — Investigational device. Limited by Federal (or United States) law to investigational use

Nasdaq: COCH 19 ACCLAIM ® CI PIVOTAL TRIAL SITES • The 7 sites in the Pivotal trial are expected to serve as the backbone of the commercial launch • Mayo Clinic, Rochester, MN • Cleveland Clinic, Cleveland, OH • Community Hospital/Hearts for Hearing, Oklahoma City, OK • University of Florida, Gainesville, FL • Medical University of South Carolina, Charleston, SC • Shohet Ear Associates, Seal Beach, CA • Center for Neurosciences, Tucson, AZ • All seven sites are top cochlear implant centers and have the staff, capacity, and expertise on both the surgery and audiology side to support successful initial commercialization • Four of these sites are affiliated with residency and fellowship programs for otologists and neurotologists

Nasdaq: COCH 20 ANTICIPATED TIMELINE TO COMMERCIALIZATION 2019 2022 2023 2027 2027 FDA Breakthrough Device Designation Q3 2022 FDA Granted Early Feasibility Study IDE Q4 2022 Full EFS Enrollment 3 patients at Mayo Clinic (Rochester, MN) Q2 2023 Colin Driscoll, MD ACIA Presentation Q4 2024 FDA Granted Pivotal Clinical Trial IDE; Seven Investigational Sites Selected Q1 2026 Expect 1st Pivotal Trial Patient Through 12 - Mo. Follow - Up Visit Anticipated FDA Decision & Launch *Estimates for 2026 and beyond are illustrative and are based on management's current assumptions, which are subject to change. Please see “Risk Factors” in the Form 10 - K filed with the SEC on March 31, 2025 . 2024 February 2025 First Patient Enrolled March 2025 First Patient Activated 2025 2026 April 2025 10 Patients Implanted; Phase I of Pivotal Trial Fully Enrolled May 2025 All 10 Patients Successfully Activated Q1 2026 Estimated Full Enrollment of Pivotal Trial (56 Patients) 2025 October 2025 FDA Approves Expansion to Second Phase of Pivotal Trial Q1 2027 Expect All Pivotal Trial Patients Through 12 - Mo. Follow - Up Visits Q2 2027 Expected PMA Submission to FDA

Nasdaq: COCH 21 TARGET SITES FOR IMPLANTATION AT LAUNCH 35 target launch sites include: • ACCLAIM CI ® pivotal trial sites • Envoy’s Cochlear Implant Advisory Board (CIAB) Member sites • Current ESTEEM ® implant sites • New sites that have indicated high interest in ACCLAIM CI ® These 35 sites accounted for roughly 4,000 cochlear implants in 2023, or just over 13% of all cochlear implants in the US . 10 - person commercial organization needed to call on & support the 35 sites • 5 surgical • 5 audiologists Multiple Sites Individual Sites Pivotal Trial Sites

Nasdaq: COCH 22 COMMERCIAL OPPORTUNITY Reimbursement pathway for cochlear implants already exists • Exempt from Medicare’s “hearing aid exclusion” • Positive National Coverage Determination (NCD) 50.3 already exists for cochlear implants • Many private payors also cover cochlear implants for those who qualify • Category 1 CPT Codes already exist for cochlear implantation and programming We estimate that Envoy Medical can achieve profitability at 2,500 Acclaim ® CI units sold annually • Upon launch, Envoy will provide high - level training and product technical support to a targeted number of experienced and high - quality implant centers • Assuming an ASP of ~$30K equates to potential revenue of $75M (2,500 implants per year) • 2,500 implants/year ~210 implants/month. ~50 implants/week • 35 target centers averaging 1.5 implants a week would get us 2,500+ implants/year • Top 20% of CI centers perform between 100 and 300 implants/year or 2 to 6 implants/week Please see “Risk Factors” in the Form 10 - K filed with the SEC on March 31, 2025

Nasdaq: COCH 23 EXECUTIVE LEADERSHIP TEAM Brent T. Lucas, CEO Brent Lucas has been the Chief Executive Officer of Envoy Medical Corporation for the last ten years and brings over 18 years of experience with active implantable hearing devices. He is currently one of the longest serving CEOs of any cochlear implant manufacturer. He has served in various roles and gained a tremendous amount of specialized experience, working his way up from an intern to CEO. Mr. Lucas received his Bachelor’s Degree from the University of St. Thomas and JD from the Mitchell Hamline School of Law. Tom Hoegh , VP of R&D Mr. Hoegh has over 30 years of experience in the medical device industry, primarily in the development and on - market support of active implantable devices such as neuromodulation systems for spinal, sacral, deep brain, and hypoglossal nerve stimulation. Mr. Hoegh’s previous experiences consist of leading engineering teams at Nuvectra , ICU/Smiths Medical, Medtronic, and Apnex Medical. Mr. Hoegh received a dual Bachelor of Science degree in Mechanical Engineering and Chemistry from Valparaiso University and a Master of Science degree in Technology Management from the University of St. Thomas. Karin Simonson, Vice President, General Counsel & Secretary Karin Simonson has served as our Vice President, General Counsel & Corporate Secretary since December, 2023. She has almost 20 years of diverse in - house counsel experience supporting clinical, regulatory, sales, marketing, compliance, data privacy, research and development, HR, IT, contracts and commercial operations with increasing responsibilities at both small and large companies including Monarch Healthcare, Coloplast, Medtronic, American Medical Systems and Carlson Hotels Worldwide. Ms. Simonson has a BS, magna cum laude, from the University of Minnesota - Twin Cities and a JD, magna cum laude, from Mitchell Hamline School of Law. Third party logos and brands are property of their respective owners. Shown for illustrative purposes only . Robby Potashnick, Interim - CFO Robby Potashnick is an experienced financial executive with a track record in public - company leadership and strategic finance. He served as Chief Financial Officer of FOXO Technologies Inc. (NYSE American: FOXO) and Flutterbee Education Group. Prior to that he held senior finance roles at UnitedHealth Group (NYSE: UNH) and specialized in capital markets and accounting advisory as a CPA at PricewaterhouseCoopers LLP. Robby holds a BA in Economics from Northwestern University, a Master’s in Accountancy from the University of Illinois, and an MBA in Finance, Strategy, and Valuation from DePaul University.

COCHLEAR IMPLANT ADVISORY BOARD

Leading CI Experts Provide Support & Guidance as Envoy's CI Advisory Board

Audiologists



Jannine "Jan" Larky, M.A. I Stanford Ear Institute (Palo Alto, CA)



Dr. Aniket Saoji, Ph.D. I Mayo Clinical (Rochester, MN)



Melissa Hall, Au.D. I University of Florida (Gainesville, FL)



Dr. Camille Dunn, Ph.D. I University of Iowa (Iowa City, IA)



Sara Neummann, Au.D. I Hearts for Hearing (Oklahoma City, OK)

Surgeons



Dr. Colin L. Driscoll, M.D. I Mayo Clinic (Rochester, MN)



Dr. Elizabeth "Liz" Toh, M.D. I Lahey Hospital & Medical Center (Boston, MA)



Dr. Theodore "Ted" McRackan, MD I Medical University of South Carolina (Charleston, South CA)



Dr. John Kveton, M.D. I Ear Nose and Throat Medical and Surgical Group, LLC (New Haven, CT)



Dr. Jack Shohet, M.D. I Shohet Ear Associates Medical Group, Inc. (Seal Beach, CA)



Dr. Abraham Jacob, M.D. I Center for Neurosciences (Tuscon, AZ)

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Third party logos and brands are property of their respective owners. Shown for illustrative purposes only.

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ANTICIPATED MILESTONES & CORPORATE PRIORITIES

ENVOY MEDICAL

- **Acclaim® CI Pivotal Trial Enrollment**
  - Halfway point on enrollment – mid/late December
  - Enrollment completion (all patients implanted) – mid-Q1 2026
- **Implant activated for all 56 trial subjects** – late Q1 2026
- **KOL presentation at the American Cochlear Implant Alliance Congress –** May 2026
- **Patient cohort updates for 1-, 3- ,6- and 12-month visits** – throughout 2026
- **American Academy of Otolaryngology HNS Annual Meeting** – October 2026
- **Additional patent issuances** – throughout 2026
- **Completion of 12-month visit post activation for all 56 subjects** – Q1 2027
- **Acclaim® CI PMA submission to FDA** – Q2 2027
- **Potential for Esteem® reimbursement updates** – ongoing effort

* CAUTION — Investigational device. Limited by Federal (or United States) law to investigational use.

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Contact Details www.envoymedical.com/investors Investor Relations 651 - 361 - 8043 InvestorRelations@EnvoyMedical.com For Media Inquiries: Media@EnvoyMedical.com Phil Carlson KCSA Strategic Communications 212 - 896 - 1233 Envoy@kcsa.com

APPENDIX

ENVOY MEDICAL, INC. Board of Directors



Chuck Brynelsen
Independent Director, Board Chair

- Most recently serving as Senior VP and President of Abbott Vascular from 2017 to 2021.
- Since 2015 he has also been a Venture Partner of SpringRock Ventures, an investment firm that focuses on digital health, devices, services.
- Served on private companies boards of directors, including Alebra Technologies since 2010 and Neuspera Medical from 2022 to 2023.
- Served as SVP and President of Medtronic Early Technologies from 2015 to 2016, as the Global President of Covidien Early Technologies from 2013 to 2015, and as the CEO of IntraPace from 2005 to 2012.
- MBA from Kellogg School of Management at Northwestern University and his BA from Bradley University.



Susan Kantor
Independent Director, Audit Committee Chair

- An Advisory Partner for PwC from 2011 to 2016, a Partner and CFO & Treasurer of PRTM Management Consultants from 1997 to 2011.
- Previously a CFO at corporate strategy and operations consulting firms Monitor Group and BCG, as well as Parexel International, a CRO.
- Board member and Audit Committee chair of Anzu, Teknor Apex Company, a $1.2 billion dollar privately-held material science Company, Guest Services Inc., a privately-held hospitality company, and the International Council on Clean Transportation.
- Ex-board director and the Audit Committee Chair for Lionbridge Technologies Inc. when it was a $550 million publicly-held company. Sold to private equity in 2016.
- Bachelor's degree from Grove City College in Accounting and Business Administration and her CPA in MA.



Janis Smith-Gomez
Independent Director, NomGov Committee Chair

- Over 30 years of executive experience at Johnson & Johnson, Mars, Kraft and PepsiCo.
- Most recent role with J&J, Janis led the brand identity efforts to evolve the $27B medical devices business into a leading patient-centered, customer-focused, digitally powered MedTech innovator.
- Previously accountable P&L owner of businesses as large as $3B, managing budgets from $10M to $215M.
- On non-profit boards of New York Academy of Medicine and Black Public Media.
- Graduate of University of Chicago with an MBA in Marketing & Business Policy and a Bachelor's degree in Business.



Michael Crowe
Independent Director

- Michael Crowe is currently SVP Operations at Bioventus. In this role he oversees Operations, Supply Chain, Customer Service, Data Integrity, Facilities, Sustaining Engineering, and the Office of Project Management & Alliances reporting to him.
- Began his career at General Electric, and has served in management at medical device powerhouses Johnson & Johnson, Covidien Surgical Devices (now part of Medtronic), and Abbott Vascular.
- Holds a BS in electrical engineering from the University of Louisville and an MBA from Duke.
- Certified master black belt in Six Sigma and lean manufacturing and is a trained facilitator and continuous improvement champion.



Mona Patel
Independent Director, Compensation Committee Chair

- Over 30 years of experience in medical devices in marketing, market development, clinical education and mergers and acquisitions.
- Former VP of Marketing and Clinical Education at Boston Scientific in their neuromodulation division where she helped build the start-up into a market leader with ~$1B in sales.
- Introduced the first rechargeable spinal cord stimulator into a market and helped convert the market from non-rechargeables to rechargeables.
- Launched the first rechargeable in Deep Brain Stimulation for Parkinson's.
- BSE in Mechanical Engineering from the University of Michigan and an M.B.A. from the Wharton School of Business.



Brent Lucas
CEO of Envoy Medical

- Served as CEO of Envoy for the past ten years and brings over 18 years of experience in the active implantable hearing devices.
- Currently one of the longest serving CEOs at any cochlear implant manufacturer.
- Served in various roles with Envoy and gained a tremendous amount of specialized experience, working his way up from an intern to CEO.
- Received his bachelor's degree from the University of St. Thomas and Juris Doctor degree from the Mitchell Hamline School of Law.

Nasdaq: COCH

Third party logos and brands are property of their respective owners. Shown for illustrative purposes only.

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kåƊĈåƁ͚΅tI 29 TRADITIONAL COCHLEAR IMPLANTS BYPASS NATURAL EAR STRUCTURES Sound waves travel down the ear canal and hit the eardrum Sound waves are transmitted mechanically through the ossicular chain to the cochlea The cochlea converts sound waves to electrical signals which travel to the brain via the auditory nerve Outer ear collects sound waves and funnels them to the ear canal 1 ̈ 3 4 For illustrative purposes only. Experience and results may vary.

ENVOY'S RECHARGEABLE BATTERY EXPECTED TO LAST SEVERAL DAYS BETWEEN CHARGES

ENVOY MEDICAL

Rechargeable Implanted Batteries



Remain mobile while charging with the charging system

Battery charging system only worn while charging, a few hours every 4+ days**

Envoy's battery is similar to other medical devices with implanted, rechargeable batteries

Device not to scale

**Estimated average based on initial data

Nasdaq: COCH

ENVOY MEDICAL

Cochlear Implant



Boston Scientific

Deep Brain Stimulation System



Source: Boston Scientific

IMPULSE DYNAMICS

Cardiac Contractility Modulation Therapy



Source: Impulse Dynamics

LivaNova

Sleep Apnea Implant Therapy



Source: LivaNova

Third party logos and brands are property of their respective owners. Shown for illustrative purposes only.

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Nasdaq: COCH 31 HEARING LOSS: GLOBAL MARKET Key Facts from the World Health Organization 1 : • More than 1.5 billion people may have some form of hearing loss during their lifetime. • Approximately 430 million individuals have “disabling hearing loss” that requires intervention. 2 • By 2050, these numbers are expected to jump significantly. ⎼ 2.5 billion people are projected to have some degree of hearing loss. ⎼ 700 million may have “disabling hearing loss” that requires hearing rehabilitation. • It is estimated that nearly $1 trillion (USD) may be lost every year globally due to a failure to address hearing loss properly. • Hearing loss is significantly more common with increased age. Approximately 1 in 4 (25%) of people over the age of 60 are impacted by “disabling hearing loss.” NOTES: (1) (1) World report on hearing. Geneva: World Health Organization; 2021. License: CC BY - NC - SA 3.0 IGO. (2) (2) “Disabling hearing” refers to a level of hearing loss that is 35 decibels (dB) or more in the better hearing ear.